ASSET MANAGEMENT FUND

(The “Trust”)

AMF Large Cap Equity Fund

SUPPLEMENT DATED NOVEMBER 19, 2015

TO PROSPECTUS DATED MARCH 1, 2015

IMPORTANT NOTICE

Effective December 31, 2015, Mark F. Trautman and John J. McCabe are retiring as the Portfolio Managers for the Large Cap Equity Fund (the “Fund”). Accordingly, all references to Mr. Trautman and Mr. McCabe as a portfolio manager to the Fund will be removed from the prospectus.

Effective January 1, 2016, the Fund will be managed by Robert C. Jones and Ana I. Galliano. Mr. Jones and Ms. Galliano will assume portfolio management responsibilities for the Fund.

Effective January 1, 2016, the Fund’s prospectus is supplemented as set forth below:

The first paragraph under “Principal Investment Strategies” on page 3 of the prospectus is deleted in its entirety and replaced with the following:

The Fund invests primarily in equity securities of U.S. based companies whose growth, cash flow, earnings and dividend prospects are promising and whose securities are reasonably priced and have the potential for capital appreciation in the opinion of Shay Assets Management, Inc. (the “Adviser”). The Adviser looks for companies with strong balance sheets, attractive return on capital and sustainable earnings growth. In evaluating the prospects for a company’s growth and earnings, the Adviser considers, among other things, the company’s historical performance and growth strategy, the growth rate of the industries in which it operates and the markets into which it sells, the nature of its competitive environment, technological developments and trends in market share. The Adviser uses models that quantify and rank the numeric financial variables and blend this analysis with fundamental reviews from investment analysts. This blending of quantitative and fundamental analysis allows the Adviser to efficiently evaluate a large number of potential investments in a systematic fashion while retaining the insights of investment analysts for investment variables which may not be observable from a company’s financial information.

The Adviser has licensed investment models, analytics and other tools from System Two Advisers (“S2”) for use in managing the Fund. The Adviser, not the Fund, is responsible for paying the licensing fees to S2.

The second paragraph under the “Management” section on page 5 of the prospectus is deleted in its entirety and replaced with the following:

The portfolio managers responsible for the day-to-day management of the Fund’s investments are Robert C. Jones, Senior Portfolio Manager of the Adviser and Ana I. Galliano, Assistant Portfolio Manager of the Adviser. Mr. Jones and Ms. Galliano have managed the Fund since 2016.

The first paragraph under the “Securities Selection” section on page 6 of the prospectus is deleted in its entirety and replaced with the following:

The Adviser selects equity securities whose growth, cash flow, earnings and dividend prospects are promising and whose securities are reasonably priced and have the potential for capital appreciation in the opinion of the Adviser. The Adviser looks for companies with strong balance sheets, attractive return on capital and sustainable earnings growth. In evaluating the prospects for a company’s growth and earnings, the Adviser considers, among other things, the company’s historical performance and growth strategy, the growth rate of the industries in which it operates and the markets into which it sells, the nature of its competitive environment, technological developments and trends in market share. The Adviser uses models that quantify and rank the numeric financial variables and blend this analysis with fundamental reviews from investment analysts. This blending of quantitative and fundamental analysis allows the Adviser to efficiently evaluate a large number of potential investments in a systematic fashion while retaining the insights of investment analysts for investment variables which may not be observable from a company’s financial information.

The following paragraph is inserted after the first paragraph under the “Investment Adviser” section on page 7 of the prospectus:

The Adviser has entered into a dual employee agreement with System Two Advisors (“S2”) to retain the services of Mr. Jones and Ms. Galliano as portfolio managers for the Fund and has licensed investment models, analytics and other tools from S2. The Adviser, not the Fund, is responsible for paying the licensing fees to S2. As employees of the Adviser, Mr. Jones and Ms. Galliano are subject to the oversight of the Adviser and its policies and procedures.

The first three paragraphs of the section titled “Portfolio Managers” on page 7 of the prospectus are deleted in their entirety and replaced with the following:

Portfolio Managers

The portfolio managers of the Adviser manage the Fund’s investments as a team. The portfolio managers responsible for the day-to-day management of the Fund’s portfolio are Robert C. Jones and Ana I. Galliano.

Mr. Jones, Senior Portfolio Manager of the Adviser, is primarily responsible for providing strategic direction and development of the investment process and tools that drive the selection of equity investments for the Fund. Mr. Jones has been responsible for the management of the Fund since 2016. In addition to his employment with the Adviser, Mr. Jones is also the CIO and Chairman of System Two Advisors, where he focuses on design and implementation of the investment process. Prior to founding System Two Advisors in 2012, Mr. Jones founded the Global Quantitative Equity Group at Goldman Sachs Asset Management (“GSAM”) in 1989. Mr. Jones was named a partner of GSAM in 2002 and retired in 2010. Prior to joining GSAM, Mr. Jones was a quantitative analyst at Brignoli Models, Lehman Brothers, and in the Global Investment Research department at Goldman Sachs. Mr. Jones graduated with a BA in American Civilization from Brown University in 1978, and a Master in Business Administration (MBA) in Finance from the University of Michigan in 1980. Mr. Jones has written many articles on investing for major publications, including The Financial Analysts Journal, The Journal of Investing, and The Journal of Portfolio Management. Mr. Jones has also contributed chapters to many books, including Modern Investment Management: An Equilibrium Approach. Mr. Jones is on the Investment Advisory Board at the University of Michigan, is a board member of the David Lynch Foundation, and is a member and Past President of the Society of Quantitative Analysts (SQA).

Ms. Galliano, Assistant Portfolio Manager of the Adviser, oversees the day-to-day activities of the Fund. Ms. Galliano has been responsible for the management of the Fund since 2016. In addition to her employment with the Adviser, Ms. Galliano is also a portfolio manager for System Two Advisors since 2014. Prior thereto she served as an Advertising and Communications Manager for Komodidad Distributors, Inc. from 2004-2014. Ms. Galliano graduated with a Bachelor of Science in Business Administration from Sacred Heart University in 2002 and a Joint Masters of Business Administration (MBA)/Master of Science (MS) in Business and Management (Finance) from the University of Maryland in 2011.

This supplement SHOULD be retained with your Prospectus for future reference.

ASSET MANAGEMENT FUND
325 John H. McConnell Boulevard

Suite 150

Columbus, Ohio 43215